COVID-19	12 Months Ended
Mar. 31, 2022
Covid 19 [Abstract]
COVID-19 [Text Block]

3. COVID-19

The COVID-19 outbreak was declared as a pandemic by the World Health Organization on March 11, 2020. Since the outbreak, global economies have been impacted as governments have imposed restrictions such as travel bans, self-imposed quarantines, social distancing and temporary closures of non-essential businesses. Since March 2021, the supply of vaccines has become more secure and immunization rates are continuing to improve in Canada, the United States and many developed countries in the world. However, the emergence of COVID variants continues to create uncertainty for economies worldwide. The duration and long-term effects of the pandemic are unknown at this time.

Burcon's operations have not been materially impacted by the COVID-19 pandemic. Since March 2020, Burcon has implemented measures to ensure the safety of work conditions for its staff at the Winnipeg Technical Centre and at its head office in Vancouver. Burcon's COVID-19 protocols continue to evolve in response to government health and safety guidelines. While the COVID-19 pandemic has caused certain disruptions and delays in Merit Foods' business operations, including the commissioning process of Merit Foods' Flex Production Facility, it is not possible to predict how long the pandemic will continue to last and whether the financial and business conditions of Burcon and Merit Foods will be impacted in future periods.

Governments worldwide, including Canada, have implemented significant monetary and fiscal relief programs designed to stabilize their economies.  Burcon has received Canadian government assistance through the CEWS and CERS programs.  See notes 10 and 11 for details.